                                                                EXHIBIT 10.14(a)

                 AMENDMENT NO. 5 TO EQUIPMENT SUBLEASE AGREEMENT
                                      (AWC)

                  This Amendment No. 5 to Equipment Sublease Agreement (this "Amendment") dated as of December 31, 1995 is by and between Carlisle Plastics, Inc., a Delaware corporation ("Sublessor"), and American Western Corporation, a Delaware corporation ("Sublessee").

                                    RECITALS

                  A. General Electric Capital Corporation, as Agent for itself and certain Participants ("Lessor"), and Sublessor are parties to that certain Equipment Lease Agreement dated as of April 4, 1994, as amended by that certain First Amendment to Equipment Lease Agreement dated as of August 17, 1994, that certain Amendment No. 2 to Equipment Lease Agreement dated as of October 25, 1994, that certain Amendment No. 3 to Equipment Lease Agreement dated as of June 14, 1995, that certain Amendment No. 4 to Equipment Lease Agreement executed as of November 13, 1995 and effective as of September 30, 1995, that certain Amendment No. 5 to Equipment Lease Agreement executed as of December 1, 1995 and effective as of November 4, 1995, that certain Amendment No. 6 to Equipment Lease Agreement executed as of December 29, 1995 and effective as of December 4, 1995 and that certain Amendment No. 7 to Equipment Lease Agreement executed as of March 11, 1996 and effective as of December 31, 1995 (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Lease") whereby Lessor agreed to lease to Sublessor, and Sublessor agreed to lease from Lessor, the equipment described in Equipment Schedule No. 1 thereto (as subsequently replaced by Equipment Schedule No. 2 effective as of November 4, 1995 and thereafter replaced by Equipment Schedule No. 3 effective as of December 4, 1995, and as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Lease Equipment Schedule");

                  B. Sublessor and Sublessee are parties to that certain Equipment Sublease Agreement dated as of April 4, 1994, as amended by that certain First Amendment to Equipment Sublease Agreement dated as of August 17, 1994, that certain Amendment No. 2 to Equipment Sublease Agreement dated as of October 25, 1994, that certain Amendment No. 3 to Equipment Sublease Agreement dated as of June 14, 1995 and that certain Amendment No. 4 to Equipment Sublease Agreement executed as of November 13, 1995 and effective as of September 30, 1995 (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Sublease") whereby Sublessor agreed to lease to Sublessee, and Sublessee agreed to lease from Sublessor, certain items of equipment described on Exhibit A thereto (the "Sublease Equipment"), which Sublease Equipment was comprised of equipment leased by Sublessor from Sublessee pursuant to the Lease;

                  C. Lessor and Sublessor are parties to that certain Consent to Sublease dated April 4, 1994 (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Consent") pursuant to which Lessor consented to the sublease of the Sublease Equipment by Sublessor to Sublessee;

                  D. In order to change certain financial covenants Sublessee and Sublessor have agreed to further amend the Sublease in the manner set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have their meaning as defined in Exhibit B to the Sublease.

                  2. AMENDMENTS TO SUBLEASE.

                     2.1 EXHIBIT B. Exhibit B to the Sublease is hereby amended by inserting the following definition between the definitions of "Obligations" and "Option to Convert" contained therein:

                     "'Operating Cash Flow' shall mean, with respect to Lessee
                  and its subsidiaries on a Consolidated basis, for any fiscal period of Lessee, the sum of (i) EBITDA minus (ii) Capital Expenditures."

                     2.2 SECTION (a) OF EXHIBIT G-1. Exhibit G-1 to the Sublease is hereby amended by deleting in its entirety clause (a) thereof and by substituting therefor the following:

                     "(a) Annual Maximum Capital Expenditures. Lessee and its
                  subsidiaries on a Consolidated basis shall not make annual Capital Expenditures during the following periods that exceed in the aggregate the amounts set forth opposite each of such periods:


                                                 Aggregate Annual Maximum
             Period Covered                        Capital Expenditures
             --------------                        --------------------
January 1, 1994 through December 31, 1994              $ 19,400,000

January 1, 1995 through December 31, 1995              $ 16,000,000

January 1, 1996 through March 31, 1999                 $ 18,000,000"

                     2.3 SECTION (b) OF EXHIBIT G-1. Exhibit G-1 to the Sublease is hereby amended by deleting in its entirety clause (b) thereof and by substituting therefor the following:

                     "(b) Minimum Net Worth. Lessee and its subsidiaries on a
                  Consolidated basis shall have, as at each of the dates set forth below (and shall maintain at all times during the period from and including such date through but excluding the next date immediately succeeding such date), Net Worth equal to or greater than the amount set forth opposite such date:


                 Date                              Minimum Net Worth
                 ----                              -----------------
June 30, 1994                          The higher of $66,000,000 or Equity
                                       as of April 30, 1994

September 30, 1994                     The higher of $66,000,000 or Equity
                                       as of April 30, 1994

December 31, 1994                                    $ 68,000,000

March 31, 1995                                       $ 69,400,000

June 30, 1995                                        $ 71,300,000

September 30, 1995                                   $ 70,000,000

December 31, 1995                                    $ 40,000,000

March 31, 1996                                       $ 40,000,000

June 30, 1996                                        $ 40,000,000

September 30, 1996                                   $ 42,000,000

December 31, 1996                                    $ 44,000,000

March 31, 1997                                       $ 45,000,000

June 30, 1997                                        $ 46,000,000

September 30, 1997                                   $ 48,000,000

                 Date                              Minimum Net Worth
                 ----                              -----------------
December 31, 1997                                    $ 49,000,000

March 31, 1998                                       $ 50,000,000

June 30, 1998                                        $ 51,000,000

September 30, 1998                                   $ 53,000,000

December 31, 1998                                    $ 54,000,000

March 31, 1999                                       $ 55,000,000"


                     2.4 SECTION (c) OF EXHIBIT G-1. Exhibit G-1 to the Sublease is hereby amended by deleting in its entirety clause (c) thereof and by substituting therefor the following:

                     "(c) Minimum Interest and Taxes Coverage Ratio. Lessee and
                  its subsidiaries on a Consolidated basis shall have a ratio of
                  (i) EBITDA to (ii) Interest Expense and taxes (as stated in Lessee's consolidated statement of income), in each case measured as at each of the dates set forth below, for each of the periods set forth opposite such dates, of not less than the amount set forth opposite each such period and date:

                                                             Minimum Interest and Taxes
             Date                    Period Covered              Coverage Ratio
             ----                    --------------              --------------
June 30, 1994               July 1, 1993 through June 30,          2.2 to 1.0
                            1994

September 30, 1994          October 1, 1993 through                2.2 to 1.0
                            September 30, 1994

December 31, 1994           January 1, 1994 through                2.2 to 1.0
                            December 31, 1994

March 31, 1995              April 1, 1994 through March            2.1 to 1.0
                            31, 1995

June 30, 1995               July 1, 1994 through June 30,           2.1 to 1.0
                            1995

September 30, 1995          October 1, 1994 through                2.1 to 1.0
                            September 30, 1995

December 31, 1995           January 1, 1995 through              Not Applicable
                            December 31, 1995

January 1, 1996 through                   ____                   Not Applicable
March 30, 1998

March 31, 1998              April 1, 1997 through March            2.0 to 1.0
                            31, 1998

June 30, 1998               July 1, 1997 through June 30,          2.0 to 1.0
                            1998

September 30, 1998          October 1, 1997 through                2.0 to 1.0
                            September 30, 1998

December 31, 1998           January 1, 1998 through                2.0 to 1.0
                            December 31, 1998

                                                      Minimum Interest and Taxes
             Date              Period Covered             Coverage Ratio
             ----              --------------             --------------
March 31, 1999        April 1, 1998 through March           2.0 to 1.0"
                      31, 1999

                     2.5 SECTION (d) OF EXHIBIT G-1. Exhibit G-1 to the Sublease is hereby amended by deleting in its entirety clause (d) thereof and by substituting therefor the following:

                     "(d) Minimum Fixed Charges Coverage Ratio. Lessee and its
                  subsidiaries on a Consolidated basis shall have a ratio of (i) EBITDA to (ii) Fixed Charges, in each case measured as at each of the dates set forth below, for each of the periods set forth opposite such dates, of not less than the amount set forth opposite each such period and date:

                                                          Minimum Fixed Charges
              Date                  Period Covered           Coverage Ratio
              ----                  --------------           --------------
June 30, 1994             July 1, 1993 through                 1.5 to 1.0
                          June 30, 1994

September 30, 1994        October 1, 1993 through              1.5 to 1.0
                          September 30, 1994

December 31, 1994         January 1, 1994 through              1.5 to 1.0
                          December 31, 1994

March 31, 1995            April 1, 1994 through March          1.4 to 1.0
                          31, 1995

June 30, 1995             July 1, 1994 through                 1.4 to 1.0
                          June 30, 1995

September 30, 1995        October 1, 1994 through              1.4 to 1.0
                          September 30, 1995

December 31, 1995         January 1, 1995 through            Not Applicable
                          December 31, 1995

January 1, 1996 through                  ____                Not Applicable
March 30, 1998

March 31, 1998            April 1, 1997 through March          1.3 to 1.0
                          31, 1998

June 30, 1998             July 1, 1997 through                 1.3 to 1.0
                           June 30, 1998

September 30, 1998        October 1, 1997 through              1.3 to 1.0
                          September 30, 1998

December 31, 1998         January 1, 1998 through              1.3 to 1.0
                          December 31, 1998

                                                     Minimum Fixed Charges
              Date               Period Covered          Coverage Ratio
              ----               --------------          --------------
March 31, 1999         April 1, 1998 through March        1.3 to 1.0"
                       31, 1999

                     2.6 SECTION (e) OF EXHIBIT G-1. Exhibit G-1 to the Sublease is hereby amended by deleting in its entirety clause (e) thereof and by substituting therefor the following:

                     "(e) Minimum Operating Cash Flow. Lessee and its
                  subsidiaries on a Consolidated basis shall have, at each of the dates set forth below (and shall maintain at all times during the period from and including such date through but excluding the next date immediately succeeding such date), Operating Cash Flow equal to or greater than the amount set forth opposite such date:


                                                      Minimum Operating
                    Date                                  Cash Flow
                    ----                                  ---------
for the fiscal quarter ended:                           $ 4,000,000
March 31, 1996

for the two fiscal quarter period ended:                $ 9,000,000
June 30, 1996

for the three fiscal quarter period ended:              $15,000,000
September 30, 1996

for the four fiscal quarter period ended:               $22,000,000
December 31, 1996

for the four fiscal quarter period ended:               $24,000,000
March 31, 1997

for the four fiscal quarter period ended:               $24,000,000
June 30, 1997

for the four fiscal quarter period ended:               $24,000,000
September 30, 1997

for the four fiscal quarter period ended:               $24,000,000"
December 31, 1997

                  3. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the following conditions shall have been satisfied in full, in Lessor's sole discretion:

                  (a) Lessor shall have received original counterparts of this Amendment, duly executed by each party hereto; and

                  (b) on and as of the date hereof, the representations and warranties of Sublessor and Sublessee made pursuant to Section 4 hereof shall be true, accurate and complete in all respects.

                  4. REPRESENTATIONS AND WARRANTIES OF SUBLESSOR AND SUBLESSEE. Sublessor and Sublessee make the following representations and warranties, each of which shall survive the execution and delivery of this Amendment:

                  (a) as of the date hereof, no Default or Potential Default has occurred and is continuing under the Sublease or the Lease and, after giving effect to this Amendment and the transactions contemplated hereby, no Default or Potential Default shall have occurred and be continuing under the Sublease or the Lease;

                  (b) as of the date hereof and after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of Sublessor and Sublessee contained in the Lease Documents are true, accurate and complete in all respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date; and

                  (c) the execution, delivery and performance by Sublessor and Sublessee of this Amendment and each of the agreements, schedules, exhibits, certificates, documents and other instruments attached hereto, described herein or contemplated hereby to which such Person is a party are within its corporate power and have been duly authorized by all necessary corporate action on the part of such Person (including, without limitation, resolutions of the board of directors and, as applicable, the stockholders, of such Person), and this Amendment and such agreements, schedules, exhibits, certificates, documents and instruments are the legal, valid and binding obligation of each such Person enforceable against each such Person in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by application of general principles of equity.

                  5. REFERENCE TO AND EFFECT ON THE LEASE.

                      5.1 This Amendment shall be effective upon the receipt by Lessor of executed counterparts hereof or of telecopied confirmation of the execution and mailing of this Amendment and shall be deemed effective as of the effective date first written above. On or after the effective date hereof, each reference in the Sublease to "this Sublease," "hereunder," "hereof," "herein," or words of like import and each reference to the Sublease in each document executed in connection therewith shall mean and be a reference to the Sublease as amended hereby.

                      5.2 All of the terms, conditions and covenants of the Sublease and the other documents executed in connection therewith shall remain unaltered and in full force and effect and shall be binding upon Sublessor and Sublessee in all respects and are hereby ratified and confirmed.

                      5.3 Except as specifically amended hereby, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of (a) any right, power or remedy of Lessor under the Lease or the Sublease or any of the documents executed in connection therewith, or (b) any Default or Potential Default under the Lease or the Sublease.

                  6. COSTS AND EXPENSES. Sublessor agrees to pay on demand all reasonable and documented costs and expenses of Lessor in connection with the preparation, execution and delivery of this Amendment and the transactions contemplated hereby, including the reasonable fees and out-of-pocket expenses of counsel for Lessor with respect thereto.

                  7. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

                  8. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  9. RATIFICATION. Except as expressly amended hereby, all of the representations, warranties, provisions, covenants, terms and conditions of the Sublease and the Lease shall remain unaltered and in full force and effect as amended hereby.

                           [signature page to follow]

                  IN WITNESS WHEREOF, Sublessor and Sublessee have caused this Amendment to be duly executed as of the date first written above.


                                            CARLISLE PLASTICS, INC.,
                                            a Delaware corporation


                                            By:      /s/ CHERYL SAUTER
                                               ---------------------------------
                                            Name:    Cheryl Sauter
                                                 -------------------------------
                                            Its:     Treasurer
                                                --------------------------------

                                            AMERICAN WESTERN CORPORATION,
                                            a Delaware corporation


                                            By:      /s/ CHERYL SAUTER
                                               ---------------------------------
                                            Name:    Cheryl Sauter
                                                 -------------------------------
                                            Its:     Treasurer
                                                --------------------------------